UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012 (September 28, 2012)

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission

File Number)

Freier Platz 10

Schaffhausen, CH-8200 Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K is being filed to provide Tyco International Ltd. (“Tyco”) pro forma financial information for the fiscal years ended September 30, 2011, September 24, 2010 and September 25, 2009 and the nine-months ended June 29, 2012 and June 24, 2011, as well as other Tyco updated financial information, in connection with its previously reported distributions (the “Distributions”) of shares of common stock of The ADT Corporation (“ADT”) and common shares of Pentair Ltd. (f/k/a Tyco Flow Control International Ltd.) (“New Pentair”) on September 28, 2012 (the “Distribution Date”).

After the Distribution Date, Tyco does not beneficially own any shares of ADT and New Pentair and, following the Distributions, will not consolidate the financial results of ADT and New Pentair for the purpose of its own financial reporting. The unaudited pro forma financial information of Tyco giving effect to the Distributions and the related notes thereto are attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Financial Statements of Tyco and Supplemental Financial Information of Tyco for the fiscal years ended September 30, 2011, September 24, 2010 and September 25, 2009 and the nine-months ended June 29, 2012 and June 24, 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits

The exhibit listed in the accompanying Exhibit Index is being filed herewith.

Forward-Looking Statements

The exhibits to this Current Report on Form 8-K contain statements concerning expectations of financial or operational performance or economic outlook, or concerning other future events or results, or which refer to matters which are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Similarly, statements that describe Tyco’s objectives, expectations, plans or goals are forward-looking statements. Forward-looking statements include, without limitation, expectations concerning the outlook for Tyco’s, business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations. Forward-looking statements also include statements regarding the expected benefits of the Distributions (each as described in Tyco’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on Schedule 14A on August 3, 2012 (the “Definitive Proxy Statement”)).

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to:

•	the matters described in the section titled “Risk Factors” beginning on page 74 of the Definitive Proxy Statement;

•	the ability of Tyco to realize the intended benefits of the Distributions;

•	adverse changes in economic, legal or industry conditions, both in North America and globally;

•	continuing volatility in the capital or credit markets and other changes in the securities and capital markets;

•	changes affecting customers or suppliers;

•	competition and consolidation in the industries in which Tyco competes;

•	developments and changes in laws and regulations;

•	developments in and losses resulting from claims and litigation;

•	natural events such as severe weather, fires, floods and earthquakes, or acts of terrorism;

•	changes in tax laws and rules, and other regulatory matters, both in the U.S. and abroad;

•	changes in operating conditions and costs;

•	economic and political conditions in international markets; and

•	the extent of Tyco’s ability to achieve their respective operational and financial goals and initiatives.

In addition, the Distributions could disrupt current plans and operations and business relationships or pose difficulties in attracting or retaining employees for Tyco.

We caution against placing undue reliance on forward-looking statements, which reflect Tyco’s current beliefs and are based on information currently available to Tyco as of the date a forward-looking statement is made. Forward-looking statements set forth or incorporated by reference herein speak only as of the date hereof or the date of the document incorporated by reference, as the case may be. Tyco undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that Tyco does update any forward-looking statements, no inference should be made that Tyco will make additional updates with respect to that statement, related matters, or any other forward looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear in Tyco’s public filings with the SEC, which are accessible at www.sec.gov, and which you are advised to consult.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 4, 2012	TYCO INTERNATIONAL LTD.

	By:	/s/ Sam Eldessouky
		Name:	Sam Eldessouky

		Title:	Senior Vice President and Chief Accounting Officer

TYCO INTERNATIONAL LTD.

Exhibit Index to Current Report on Form 8-K

Dated October 4, 2012

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tyco and Supplemental Financial Information of Tyco